SUPPLEMENT DATED MAY 1, 2002
                         TO PROSPECTUS DATED MAY 1, 2002
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                              EXECUTIVE GROUP PLANS

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT MUST BE ACCOMPANIED BY THE PROSPECTUS AND THE FUNDS SUPPLEMENT. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE GROUP CONTRACT AND CERTIFICATES MADE AVAILABLE TO YOUR GROUP.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder. We refer to each Eligible Group Member who buys coverage as a "Participant". When the term "you" or "your" is used, we are also referring to a Participant.

IS THERE A LIMITED ENROLLMENT PERIOD?

No, Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of the Covered Person's good health before that person can become covered.

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY AN ELIGIBLE GROUP MEMBER BUY?

You may choose a Face Amount up to five times your annual base earnings or salary (less incentive compensation) to a maximum of $2,000,000. The minimum Face Amount is $20,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus.

GL.2002.043

ARE INCREASES IN COVERAGE AVAILABLE?

Yes. For Face Amounts based on annual salary or earnings, we may increase coverage amounts on each January 1st based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

WILL COVERAGE AMOUNTS EVER DECREASE?

No, coverage amounts will not decrease unless you request a decrease.

See the CHANGES IN FACE AMOUNT and TAX TREATMENT OF CERTIFICATE BENEFITS sections of the prospectus.

DOES THE CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less. Prudential charges a fee of $350 when an accelerated death benefit is paid.

DOES THE COVERAGE HAVE EXCLUSIONS?

Yes. As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the SUICIDE EXCLUSION section of the prospectus.

WHAT ARE THE TERMS OF A LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. When you request a loan, an amount equal to the loan will be deducted from your certificate's investment options on a pro-rata basis unless you elect to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.

PREMIUMS

HOW MUCH MONEY CAN BE CONTRIBUTED TO INVESTMENT OPTIONS?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

MAY ADDITIONAL OR LUMP SUM PREMIUM PAYMENTS BE MADE?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

CHANGES IN PERSONAL STATUS

WHAT HAPPENS IF I BECOME TOTALLY DISABLED?

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your GVUL coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your GVUL Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill for administrative expenses.

CAN COVERAGE BE CONTINUED AT RETIREMENT?

Yes. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill for administrative expenses.

CAN COVERAGE BE CONTINUED WHEN LEAVING THE GROUP FOR REASONS OTHER THAN RETIREMENT?

You may continue GVUL coverage on a "portable" basis if you leave for any reason and are no longer an Eligible Group Member. We call this "Portable Coverage." Portable rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee of $3 per bill for administrative expenses.

DOES COVERAGE END AT A CERTAIN AGE?

Yes. Your GVUL coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your GVUL coverage ends.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under your Group Contract are as follows:

CHARGES DEDUCTED FROM EACH PREMIUM PAYMENT. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for a portion of the costs and taxes we incur in selling the Group Contract and Certificate.

DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (Never to exceed 0.90%).

DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described in THE FUNDS supplement.

MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3 for administrative expenses from your Certificate Fund.

POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.

WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after receiving it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

JENNISON PORTFOLIO (FORMERLY PRUDENTIAL JENNISON PORTFOLIO): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

PRUDENTIAL VALUE PORTFOLIO (FORMERLY VALUE PORTFOLIO): The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

FRANKLIN(R) TEMPLETON(R) VARIABLE INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)

TEMPLETON FOREIGN SECURITIES FUND (FORMERLY TEMPLETON INTERNATIONAL SECURITIES
FUND): The investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in foreign securities, including those in emerging markets.

JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investing, under normal circumstances, 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

LAZARD RETIREMENT SERIES, INC.

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

MFS(R) VARIABLE INSURANCE TRUST(SM)
(INITIAL CLASS SHARES)

MFS RESEARCH SERIES: The investment objective of the series is to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

SCUDDER VARIABLE SERIES II

SCUDDER HIGH-YIELD PORTFOLIO: The portfolio seeks to provide a high level of current income. The portfolio normally invests at least 65% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

T. ROWE PRICE EQUITY SERIES, INC.

EQUITY INCOME PORTFOLIO: The investment objective of the portfolio is to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH: The investment objective of the portfolio is to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

FUND FEES AND EXPENSES

=====================================================================================================
                                           INVESTMENT                            TOTAL       ACTUAL
                                           MANAGEMENT    12B-1      OTHER        ANNUAL      ANNUAL
                 FUNDS                        FEE         FEES     EXPENSES     EXPENSES    EXPENSES*
-----------------------------------------------------------------------------------------------------
PRUDENTIAL SERIES FUND,  INC.
(CLASS I SHARES)
  Diversified Bond Portfolio                 0.40%       0.00%      0.04%        0.44%        0.44%
  Equity Portfolio                           0.45%       0.00%      0.04%        0.49%        0.49%
  Flexible Managed Portfolio                 0.60%       0.00%      0.04%        0.64%        0.64%
  Global Portfolio                           0.75%       0.00%      0.09%        0.84%        0.84%
  Jennison Portfolio                         0.60%       0.00%      0.04%        0.64%        0.64%
  Money Market Portfolio                     0.40%       0.00%      0.03%        0.43%        0.43%
  Prudential Value Portfolio                 0.40%       0.00%      0.04%        0.44%        0.44%
  Stock Index Portfolio                      0.35%       0.00%      0.04%        0.39%        0.39%
-----------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)
  Templeton Foreign Securities Fund
    (formerly Templeton International
    Securities Fund) (1) (2)                 0.69%       0.25%      0.22%        1.16%        1.15%
-----------------------------------------------------------------------------------------------------

JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)
  Growth Portfolio                           0.65%       0.00%      0.01%        0.66%        0.66%
  International Growth Portfolio             0.65%       0.00%      0.06%        0.71%        0.71%
-----------------------------------------------------------------------------------------------------

LAZARD RETIREMENT SERIES, INC.
  Small Cap Portfolio (3)                    0.75%       0.25%      0.67%        1.67%        1.25%
-----------------------------------------------------------------------------------------------------

MFS VARIABLE INSURANCE TRUST
(INITIAL CLASS SHARES)
  MFS Research Series (4)                    0.75%       0.00%      0.15%        0.90%        0.89%
-----------------------------------------------------------------------------------------------------

SCUDDER VARIABLE SERIES II
(FORMERLY KEMPER VARIABLE SERIES)
  Scudder High-Yield Portfolio               0.60%       0.00%      0.10%        0.70%        0.70%
-----------------------------------------------------------------------------------------------------

T. ROWE PRICE VARIABLE FUNDS
  Equity Income Portfolio (5)                0.85%       0.00%      0.00%        0.85%        0.85%
  New America Growth Portfolio (5)           0.85%       0.00%      0.00%        0.85%        0.85%
=====================================================================================================
*THIS IS THE AMOUNT THAT WILL BE PAID BY PLAN PARTICIPANTS. THIS AMOUNT REFLECTS FEE WAIVERS,
REIMBURSEMENT OF EXPENSES AND EXPENSE OFFSET ARRANGEMENTS, IF ANY. FOR MORE DETAILED INFORMATION
REGARDING SPECIFIC FEE WAIVERS, REIMBURSEMENTS OF EXPENSES AND/OR EXPENSE OFFSET ARRANGEMENTS, REFER
TO THE INDIVIDUAL FUND PROSPECTUSES.
======================================================================================================

(1) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(2) The manager had agreed in advance to make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without the management fee reduction, the Fund's total annual expenses would have been 1.16%.

(3) Effective January 1, 2002, the Investment Adviser agreed to waive its fees and/or reimburse the portfolios through December 31, 2002 to the extent that the Portfolio's average daily net assets exceed 1.25%.

(4) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series.

(5) Management fees include the ordinary, recurring operating expenses of the Portfolio.


FUND ADVISERS

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), serves as the overall investment adviser for The Prudential Series Fund, Inc. (the "Series Fund"). PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, NJ 07102. Prudential Investment Management, Inc. ("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser for the Diversified Bond, Flexible Managed, Money Market, and the Stock Index Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global and Jennison Portfolios. Jennison also serves as the subadviser to a portion of the assets Equity and Prudential Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, NY 10017.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser for a portion of the assets of the Equity Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, CT 06927.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as the subadviser to a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon's business address is 338 Greenwich Street, New York, NY 10013.

Victory Capital Management, Inc. ("Victory") serves as the subadviser to a portion of the assets of the Prudential Value Portfolio. Victory's business address is 127 Public Square, Cleveland, OH 44114.

Templeton Investment Counsel, LLC ("TIC") serves as the investment manager for the Templeton Foreign Securities Fund (formerly Templeton International Securities Fund). TIC has offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394. The investment manager for Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. ("TAML"). TAML has offices at 2 Exchange Square, Hong Kong.

Janus Capital Management Inc. ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned Janus portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co., a New York limited liability company, serves as the investment manager and principal underwriter to the above-mentioned Lazard portfolio. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Massachusetts Financial Services Company ("MFS"). serves as the investment adviser for the above mentioned MFS series. MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Deutsche Investment Management Americas, Inc. ("Deutsche") serves as the asset manager for the above mentioned Scudder portfolio. Deutsche's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the investment manager for each above mentioned T. Rowe Price portfolio. T. Rowe Price is wholly owned by
T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS SUPPLEMENT AND THE PRODUCT PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE PRUDENTIAL SERIES FUND, INC. PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see THE FIXED ACCOUNT section in the Prospectus.

ILLUSTRATION OF CASH SURRENDER VALUES AND DEATH BENEFITS

The next several pages show examples of how the Cash Surrender Value and the Death Benefit of your Certificate can change as a result of the performance of the investment options selected. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

     o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

     o    The Face Amount of insurance under the Certificate is $100,000.

     o The Participant makes a $75.00 premium payment on the first day of each month, for a total of $900.00 over the course of each year.


ILLUSTRATION #1

In Illustration #1, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

     o The charge deducted from each premium payment for taxes on premium payments is 2.6%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

     o Prudential deducts a sales charge equal to 3.5% from each premium payment.

     o Prudential deducts a processing charge of $2 from each premium payment.

     o Each month, Prudential deducts a $6 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

     o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioners Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

     o Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.


ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of maximum charges, we assumed that the CURRENT CHARGES for an active participant would be deducted for as long as the Certificate is in effect.

Here's what we assumed:

     o The charge deducted from each premium payment for taxes on premium payments is 2.6%.

     o    Prudential deducts no sales charge from premium payments.

     o    Prudential deducts no processing charge from premium payments.

     o Each month, Prudential deducts a $3 charge for administrative expenses.

     o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

     o    Prudential does not deduct a surrender charge.

     o The illustration uses assumed cost of insurance charges. Actual cost of insurance charges will vary by Group Contract. See the CHARGES AND EXPENSES section of the prospectus.

     o    Prudential does not deduct a surrender charge.


ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 16 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance -- or "investment return" -- of the Funds. The three different assumptions are:

     o    gross annual rate of return is 0%

     o    gross annual rate of return is 4.5%

     o    gross annual rate of return is 9%

These are only assumptions to show how the Cash Surrender Value and Death Benefit change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.


WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

     o    The first column shows the CERTIFICATE YEAR.

     o The second column shows the PARTICIPANT'S AGE at the end of each Certificate Year.

     o The third column shows the participant's ANNUAL PREMIUM OUTLAY for each Certificate Year.

     o The fourth column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

     o The next three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

     o The last three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

     o    Both "gross" and "net" investment returns are shown.

     o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

     o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     o Fund investment management fees and other expenses were assumed to equal 0.72% per year, which was the average Fund expense in 2001.

     o For Illustration #1, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #1, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.62%, 2.88%, and 7.38%.

     o For Illustration #2, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #2, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of-1.17%, 3.33%, and 7.83%.

     o The Cash Surrender Values and Death Benefits are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

     o    We assumed no loans or partial withdrawals were taken.

Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

CASH SURRENDER VALUES AND DEATH BENEFITS WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                                           ILLUSTRATION #1

                                                           EXECUTIVE GVUL

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000

                                                            ISSUE AGE 40

              ASSUME TOTAL MONTHLY CONTRIBUTION OF $75.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                         THIS ILLUSTRATION USES MAXIMUM CONTRACTUAL CHARGES.

                                                       Cash Surrender Value (1)                       Death Benefits (1)
                                               ----------------------------------------  ----------------------------------------
                                                Assuming Hypothetical Gross (and Net)     Assuming Hypothetical Gross (and Net)
                                                   Annual Investment Return of                Annual Investment Return of
   End of         Annual     Premiums         -----------------------------------------  ----------------------------------------
Certificate       Premium   Accumulated        0.0% Gross     4.5% Gross    9.0% Gross    0.0% Gross    4.5% Gross     9.0% Gross
    Year     Age  Outlay   at 4% per year     (-1.62% Net)    (2.88% Net)   (7.38% Net)  (-1.62% Net)   (2.88% Net)   (7.38% Net)
-----------  ---  ------   --------------     ------------    ----------    -----------  ------------   -----------   -----------
     1        41   $900           $919             $268            $275          $281      $100,273       $100,280      $100,287
     2        42   $900         $1,876             $492            $517          $542      $100,502       $100,527      $100,553
     3        43   $900         $2,870             $671            $723          $777      $100,684       $100,737      $100,793
     4        44   $900         $3,904             $800            $887          $982      $100,817       $100,905      $101,002
     5        45   $900         $4,980             $878          $1,007        $1,153      $100,896       $101,027      $101,173
     6        46   $900         $6,098             $902          $1,076        $1,280      $100,920       $101,096      $101,300
     7        47   $900         $7,262             $869          $1,088        $1,356      $100,887       $101,108      $101,376
     8        48   $900         $8,471             $777          $1,039        $1,375      $100,793       $101,059      $101,395
     9        49   $900         $9,730             $622            $921        $1,325      $100,634       $100,940      $101,345
    10        50   $900        $11,038             $398            $729        $1,195      $100,406       $100,744      $101,215
    15        55   $900        $18,409               $0 (2)          $0 (2)        $0 (2)        $0 (2)         $0 (2)        $0 (2)
    20        60   $900        $27,377               $0              $0            $0            $0             $0            $0
    25        65   $900        $38,289               $0              $0            $0            $0             $0            $0
    30        70   $900        $51,564               $0              $0            $0            $0             $0            $0
    35        75   $900        $67,715               $0              $0            $0            $0             $0            $0
    40        80   $900        $87,365               $0              $0            $0            $0             $0            $0
    45        85   $900       $111,272               $0              $0            $0            $0             $0            $0
    46        86   $900       $116,643               $0              $0            $0            $0             $0            $0
    47        87   $900       $122,228               $0              $0            $0            $0             $0            $0
    48        88   $900       $128,036               $0              $0            $0            $0             $0            $0
    49        89   $900       $134,077               $0              $0            $0            $0             $0            $0
    50        90   $900       $140,360               $0              $0            $0            $0             $0            $0
    51        91   $900       $146,893               $0              $0            $0            $0             $0            $0
    52        92   $900       $153,688               $0              $0            $0            $0             $0            $0
    53        93   $900       $160,755               $0              $0            $0            $0             $0            $0
    54        94   $900       $168,105               $0              $0            $0            $0             $0            $0
    55        95   $900       $175,749               $0              $0            $0            $0             $0            $0
    56        96   $900       $183,698               $0              $0            $0            $0             $0            $0
    57        97   $900       $191,965               $0              $0            $0            $0             $0            $0
    58        98   $900       $200,563               $0              $0            $0            $0             $0            $0
    59        99   $900       $209,505               $0              $0            $0            $0             $0            $0
    60       100   $900       $218,805               $0              $0            $0            $0             $0            $0


(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS , BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                                      ILLUSTRATION #2

                                                      EXECUTIVE GVUL
                                    GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                              SPECIFIED FACE AMOUNT: $100,000
                                                       ISSUE AGE 40

         ASSUME TOTAL MONTHLY CONTRIBUTION OF $75.00 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND FOR ALL YEARS
                                          THIS ILLUSTRATION USES CURRENT CHARGES.


                                                       Cash Surrender Value (1)                     Death Benefits (1)
                                               ----------------------------------------  ----------------------------------------
                                                 Assuming Hypothetical Gross (and Net)     Assuming Hypothetical Gross (and Net)
                                                     Annual Investment Return of                Annual Investment Return of
   End of         Annual     Premiums          ----------------------------------------  ----------------------------------------
Certificate       Premium   Accumulated         0.0% Gross     4.5% Gross   9.0% Gross    0.0% Gross    4.5% Gross    9.0% Gross
    Year     Age  Outlay   at 4% per year      (-1.17% Net)   (3.33% Net)   (7.83% Net)  (-1.17% Net)   (3.33% Net)   (7.83% Net)
-----------  ---  ------   --------------      ------------    ----------   -----------  -----------    -----------   -----------
    1        41    $900           $919               $692           $709          $726     $100,692       $100,709      $100,726
    2        42    $900         $1,876             $1,376         $1,442        $1,508     $101,376       $101,442      $101,508
    3        43    $900         $2,870             $2,052         $2,199        $2,352     $102,052       $102,199      $102,352
    4        44    $900         $3,904             $2,711         $2,971        $3,252     $102,711       $102,971      $103,252
    5        45    $900         $4,980             $3,344         $3,751        $4,204     $103,344       $103,751      $104,204
    6        46    $900         $6,098             $3,951         $4,538        $5,210     $103,951       $104,538      $105,210
    7        47    $900         $7,262             $4,537         $5,337        $6,282     $104,537       $105,337      $106,282
    8        48    $900         $8,471             $5,101         $6,147        $7,420     $105,101       $106,147      $107,420
    9        49    $900         $9,730             $5,643         $6,968        $8,632     $105,643       $106,968      $108,632
    10       50    $900        $11,038             $6,151         $7,788        $9,910     $106,151       $107,788      $109,910
    15       55    $900        $18,409             $7,990        $11,652       $17,246     $107,990       $111,652      $117,246
    20       60    $900        $27,377             $8,292        $14,608       $26,163     $108,292       $114,608      $126,163
    25       65    $900        $38,289             $6,285        $15,541       $36,330     $106,285       $115,541      $136,330
    30       70    $900        $51,564               $211        $12,009       $46,026     $100,211       $112,009      $146,026
    35       75    $900        $67,715                 $0 (2)       $565       $52,043           $0 (2)   $100,565      $152,043
    40       80    $900        $87,365                 $0             $0 (2)   $48,504           $0             $0 (2)  $148,504
    45       85    $900       $111,272                 $0             $0       $25,615           $0             $0      $125,615
    46       86    $900       $116,643                 $0             $0       $17,547           $0             $0      $117,547
    47       87    $900       $122,228                 $0             $0        $7,923           $0             $0      $107,923
    48       88    $900       $128,036                 $0             $0            $0 (2)       $0             $0            $0 (2)
    49       89    $900       $134,077                 $0             $0            $0           $0             $0            $0
    50       90    $900       $140,360                 $0             $0            $0           $0             $0            $0
    51       91    $900       $146,893                 $0             $0            $0           $0             $0            $0
    52       92    $900       $153,688                 $0             $0            $0           $0             $0            $0
    53       93    $900       $160,755                 $0             $0            $0           $0             $0            $0
    54       94    $900       $168,105                 $0             $0            $0           $0             $0            $0
    55       95    $900       $175,749                 $0             $0            $0           $0             $0            $0
    56       96    $900       $183,698                 $0             $0            $0           $0             $0            $0
    57       97    $900       $191,965                 $0             $0            $0           $0             $0            $0
    58       98    $900       $200,563                 $0             $0            $0           $0             $0            $0
    59       99    $900       $209,505                 $0             $0            $0           $0             $0            $0
    60       100   $900       $218,805                 $0             $0            $0           $0             $0            $0


(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS , BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                       T-2